La Crosse Funds, Inc.
311 Main Street
La Crosse, Wisconsin 54602
800-661-7600

August 2, 2002

Dear Shareholder:

The attached proxy materials seek your approval to combine the La Crosse Large Cap Stock Fund into Mosaic Equity Trust’s Investors Fund, one of the funds in the diversified Mosaic mutual fund family managed by Madison Investment Advisors, Inc. in Madison, Wisconsin.

North Central Trust Company ("NCTC"), which has approximately $1.1 billion of trust assets, is the parent company of La Crosse Advisers, L.L.C. ("La Crosse Advisers"), the investment advisor to the La Crosse Fund. NCTC has determined that it no longer wishes to support a stand-alone mutual fund structure for the relatively small share (approximately 8%) of its trust client assets invested in the La Crosse Fund. NCTC and La Crosse Advisers believe that combining the La Crosse Fund with another mutual fund would allow fund expenses to be divided over a larger shareholder asset base while still allowing for investment by shareholders in a similar style. To implement the mutual fund combination, NCTC and La Crosse Advisers selected Mosaic Funds and Madison Investment Advisors.

What are the Directors proposing?

  Upon approval by La Crosse Fund shareholders, the La Crosse Fund will combine into the Mosaic Investors Fund targeted for August 26, 2002.
  Former La Crosse Fund shareholders will receive shares of the Investors Fund in exchange for their La Crosse Fund shares.

The proposed transaction is intended to qualify as a tax-free reorganization.

Your board of directors unanimously recommends a vote FOR this proposal. If the combination is approved, you will own shares in a diversified stock fund with the objective of long-term growth and holding the same type of securities held by the La Crosse Fund.

Why combine these funds?

  The Investors Fund has an excellent proven long-term performance record and has experienced stronger historic performance compared with the La Crosse Fund since the La Crosse Fund’s inception.
  Combining the La Crosse Fund with another fund that is part of a larger fund complex provides you with the depth of experience offered by the Mosaic Funds and Madison Investment Advisors portfolio management team.
  This combination will result in a larger pool of assets and allow for more efficient management. Efficiency of management will allow total fund expenses to remain competitive and, in fact, your total fund expense ratio will be reduced through this transaction.

Please review the enclosed prospectus and send us your voted proxy as soon as possible.

Thank you. Call us if you have any questions.

Sincerely,

(signature)

Kent Handel, President
La Crosse Funds, Inc.

Prospectus Dated August 2, 2002
Mosaic Equity Trust

550 Science Drive
Madison, Wisconsin 53711
800-368-3195

Acquisition of the Assets of
La Crosse Funds Large Cap Stock Fund (the "La Crosse Fund")
311 Main Street, La Crosse, Wisconsin 54602
888-661-7600
by and in exchange for shares of
the Investors Fund series of Mosaic Equity Trust

This prospectus explains that the Directors of the La Crosse Fund are soliciting the proxies of shareholders of the La Crosse Fund in connection with the following transaction to approve the Plan and related transactions that provide for:

  Combining the La Crosse Fund into the Investors Fund series of the Mosaic Equity Trust ("Investors Fund") .
  Distributing to former La Crosse Fund shareholders shares of the Investors Fund in exchange for their La Crosse Fund shares.

If approved, you will receive shares in the Investors Fund equal in value to your current investment in the La Crosse Fund. The proposed transaction is intended to qualify as a tax-free reorganization so that you should not recognize taxable gain or loss for federal income tax purposes as a result of the combination. In addition, your aggregate tax basis of the Investors Fund shares that you receive should be the same as the aggregate tax basis of the La Crosse Fund shares that you exchange in the transaction.

This prospectus sets forth concisely the information about the Investors Fund that a prospective investor ought to know before investing. You should retain this prospectus for future reference.

Additional information about Mosaic Equity Trust (including a Statement of Additional Information that is incorporated by reference into and dated the same day as this prospectus) has been filed with the Securities and Exchange Commission and is available upon oral or written request and without charge. Contact Mosaic Funds at the address and phone number above.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents
Transaction Summary and Cover Page	1
Fee Table, Synopsis Information and Risk Factors	2
Fee Table	2
Synopsis Information	4
Comparison of Risks	7
Information about the Transaction	8
Information about the Investors Fund	12
Information about the La Crosse Fund	12
Voting Information	13
Notice to Banks, Broker-Dealers and Voting Trustees & Their Nominees	15

Fee Table, Synopsis Information and Risk Factors

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Investors Fund and compares them with current fees and expenses of the La Crosse Fund.

Shareholder Fees (fees paid directly from your investment)
	La Crosse Fund	Investors Fund	Combined Investors Fund (Pro forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	La Crosse Fund	Investors Fund	Combined Investors Fund (Pro forma) (2)
Management Fees	0.75%	0.75%	0.734%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.40%	0.40%	0.143%
Total Annual Fund Operating Expenses Waiver of Expenses (1) Total Annual Fund Operating Expenses after Waiver (1)	1.15% 0.15% 1.00%	1.15% 0.00% 1.15%	0.877% 0.00% 0.877%

Example:

This example is intended to help you compare the cost of investing in the La Crosse Fund, the Investors Fund and in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	La Crosse Fund	Investors Fund	Combined Investors Fund (Pro Forma)
1 year	$102	$117	$90
3 years	$350	$365	$280
5 years	$618	$633	$486
10 years	$1,382	$1,398	$1,081
  The Adviser to the La Crosse Fund contractually agreed to limit the fund’s expenses to 1.00% until March 31, 2003, but may recoup amounts waived or reimbursed for a period of up to three years from the date such amounts were reimbursed or waived. The Example above reflects this first year limit.
  If the La Crosse Fund and Investors Fund are combined, the Investors Fund will reduce its management fees and other expenses based on the level of net assets in the combined fund. Its management fees will be 0.75% on the first $100 million and 0.60% on amounts above $100 million. Other expenses will be 0.25% on the first $25 million, 0.12% on the next $25 million and only 0.11% on all net assets over $50 million.

Synopsis Information

Your Directors determined that it will be in the interests of the shareholders of the La Crosse Fund to combine the La Crosse Fund with the Investors Fund.

Why did the Directors reach these decisions?

North Central Trust Company ("NCTC"), which has approximately $1.1 billion of trust assets as of the date of this document, is the parent company of La Crosse Advisers, L.L.C. ("La Crosse Advisers"), the investment advisor to the La Crosse Fund. NCTC has determined that it no longer wishes to support a stand-alone mutual fund structure for the relatively small (approximately 8%) share of its trust client assets invested in the La Crosse Fund.  NCTC and La Crosse Advisers believe that combining the La Crosse Fund with another mutual fund would allow fund expenses to be divided over a larger shareholder asset base while still allowing for investment by shareholders in a similar style. To implement the mutual fund combination, NCTC and La Crosse Advisers selected Mosaic Funds and Madison Investment Advisors, Inc.

In light of these developments, the La Crosse Fund Board considered a number of factors.  The following are the primary factors considered by the Board:

Strong past performance.

While both the La Crosse and Investors Funds invest in the same types of securities and have similar, though not identical, investment objectives, the Investors Fund’s performance was stronger than that of the La Crosse Fund since the La Crosse Fund's inception.  Furthermore, the Investors Fund has a proven track record since 1978 demonstrating consistency and adherence to well defined investment policy.

Depth of investment experience.

Madison Investment Advisors, Inc. ("Madison") and its subsidiaries manage over $6 billion in portfolios for a variety of clients as of the date of this document, including its Mosaic Funds mutual fund family. It has full teams of investment management professionals dedicated to both stock and fixed-income management. By joining the larger Mosaic Funds family, La Crosse Fund shareholders will enjoy this depth of investment experience.

Creating a larger pool of assets.

When combined with the Investors Fund, your investment will be part of a larger pool of assets than under the La Crosse Fund.  As part of a larger fund, efficiency of management will allow fund expenses to remain competitive and, in fact, be reduced.  By remaining a solitary fund with uncertain future asset growth potential, it will become more difficult to achieve the fund's investment objectives if, in fact, circumstances require expenses to increase in the future. The combination will create a larger fund that benefits from certain economies of scale and will eliminate various expense-related duplications.

In light of these unique circumstances, your Directors decided to approve the enclosed form of Agreement and Plan of Reorganization (the "Plan") and combination of the La Crosse Fund with the Investors Fund and submit the Plan for Shareholder approval.

Comparison of Differences Between the La Crosse Fund and the Investors Fund

The La Crosse Fund and the Investors Fund are both diversified management investment companies (mutual funds) that invest in U.S. stocks. However, they differ in a number of ways that you should understand:

1.    Investment Objectives. The La Crosse Fund seeks long-term capital appreciation and income, with the income aspect a secondary goal. By comparison, for the Investors Fund, while it may invest in dividend paying stocks, production of income is not a stated investment objective.

What does this mean to you? This means that if the combination is approved you will own shares in a fund that seeks total investment return through growth as the primary investment objective. It also means you may not receive quarterly dividends as currently, any dividend income earned by the Investors Fund is distributed only once a year.

2.    Investment Strategies and Policies. Both funds normally invest in companies with market capitalizations of $5 billion or more. The La Crosse Fund’s policies state that it will normally invest at least 80% of its assets in such stocks, in keeping with its name of "Large Cap Stock Fund." By comparison, although the Investors Fund’s stated strategy is to invest primarily in the same type of larger companies as the La Crosse Fund, the Investors Fund does not have any percentage restriction on the stocks of mid-cap companies it may buy with market capitalizations between $1 and $5 billion.

What does this mean to you? The amount of your money that is invested in large cap stocks may be above or below 80% at any given time in the Investors Fund, with the remainder invested in mid-cap stocks.  This could make the Investors Fund share price more volatile than that of the La Crosse Fund.

3.    Expenses. Absent the La Crosse Fund’s current contractual waiver (which expires after March 31, 2003), both funds have the same current total expense ratio. However, the Investors Fund intends to lower its total expense ratio from 1.15% to about 0.88% to reflect the greater economies of scale that will occur upon the combination. (See the Fee Table above.) As explained in the Fee Table, because the Investors Fund’s expenses are based on a sliding scale that declines as assets increase, the Investors Fund’s expenses may increase if the net assets of the fund, after the funds combine, were to materially decrease. However, expenses would not exceed the level both funds are currently contractually obligated to pay, i.e. 1.15%.

What does this mean to you? After the funds combine, you should be paying lower total fund expenses on your investment.

4.    Shareholder Services. There are minor differences in how the Investors Fund operates compared with the La Crosse Fund. These differences will generally not apply to you if you own your shares of the La Crosse Fund indirectly through a trust or other relationship with North Central Trust Company. If you own your shares directly, then these shareholder service policies generally make it easier to invest in the Investors Fund compared with the La Crosse Fund. For example, a shareholder can open an account in the Investors Fund for $1,000, while the minimum initial investment in the La Crosse Fund for non-retirement accounts is $2,000. Also, a shareholder must obtain a signature guarantee for any redemption from the La Crosse Fund in excess of $10,000, while that limit is $50,000 in the Investors Fund. And, of course, you may exchange your investment in the Investors Fund into any of Mosaic’s other diversified mutual funds without any exchange fee. Finally, Mosaic requires regular accounts to have a minimum balance of $700.

What does this mean to you? Unless you own your shares of the La Crosse Fund indirectly through a trust or other relationship with North Central Trust Company, you may have additional options and opportunities in connection with your mutual fund investment after you become part of the Mosaic family of mutual funds.

5.    IRA Account Differences. Again, this will not apply to you if you own your shares of the La Crosse Fund indirectly. The minimum initial investment in an IRA in the Investors Fund is $500, compared with $250 for the La Crosse Fund. Both Funds impose annual custodial maintenance fees. The annual custodial fee for an IRA in the Investors Fund is $12.50, while the corresponding fee for an IRA in the La Crosse Fund is $15.00. However, the Investors Fund waives this fee for shareholders with IRA account balances of at least $30,000 and for shareholders with combined Mosaic account balances of at least $100,000. Finally, both funds have transfer/distribution fees when redemptions are made from IRAs. The Investors Fund fee is $25, while the corresponding La Crosse Fund fee is $15.

What does this mean to you? If you maintain an IRA in the La Crosse Fund directly (and not through a trust or other relationship with North Central Trust Company), you may or may not have higher or lower fees associated with this account, depending on your account balance and transaction activity. Also, the minimum initial balance to open a new IRA will be higher.

6.    Form of Organization. The La Crosse Fund is a series of a Wisconsin corporation, while the Investors Funds is a series of a Massachusetts Business Trust. While this will not normally make any difference in the way a mutual fund is managed, you should refer to the "Description of Securities to be Issued" discussion under the Information About the Transaction section below.

7.    Fundamental Investment Policy. The La Crosse Fund’s investment objective is considered a fundamental policy that cannot be changed without the approval of a majority of the fund’s outstanding voting securities. By comparison, the Investors Fund’s investment objectives may be changed without shareholder vote, provided shareholders are given at least 60 days notice of any change. There are no plans to change the Investors Fund’s investment objectives and the fund has never changed its objectives in the past.

What does this mean to you? In the event that fund management believes that your investment’s objectives must be changed, you will receive ample notice of the change, but you cannot vote to approve or reject the change.

How Will the Transaction Be Accomplished?

The La Crosse Fund Board of Directors approved the Plan that describes the technical details of how the two funds will combine. The Plan provides for substantially all of the assets and liabilities of the La Crosse Fund to be acquired by the Investors Fund in exchange for shares of the Investors Fund (the transaction is referred to as the "Combination"). Following the Combination, shares of the Investors Fund will be distributed to the then-existing shareholders of the La Crosse Fund.

The Combination is intended to qualify as a tax-free reorganization for federal income tax purposes. This means that if the Combination is approved, and if such treatment applies, you should not recognize taxable gain or loss as a result of the transaction. Your aggregate tax basis of the Investors Fund shares that you receive will be the same as the aggregate tax basis of the La Crosse Fund shares that you exchange in the Combination. See the discussion entitled "Federal Income Tax Consequences" in the Information About the Transaction section below for more detailed information about federal income tax considerations.

Comparison of Risks

The principal risk factors of investing in the Investors Fund will be generally the same as those of the La Crosse Fund. Generally, the risks are that the share price of the fund reflects the value of the securities it holds. If a stock’s price falls, the share price of the fund will go down (unless another stock’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares. This is generally known as "market risk."

Information About the Transaction

Summary of Terms of the Plan

You are asked to approve the transfer of substantially all of the assets and liabilities of the La Crosse Fund in exchange for shares of the Investors Fund series of Mosaic Equity Trust. The Plan also calls for Mosaic Equity Trust to distribute shares of the Investors Fund series to the shareholders of the La Crosse Fund. As provided in the Plan, shareholders will not pay any of the expenses involved in accomplishing the Combination. The advisor to each fund will pay any expenses incurred by that fund in connection with the Combination.  (Of course, each fund will continue to pay any brokerage commissions or transaction fees in connection with any portfolio trading they do.)

Prior to the Combination, the Plan provides that the La Crosse Fund will declare both a dividend and capital gain distribution. These distributions, together with all previous distributions, will have the effect of distributing to La Crosse Fund shareholders: (1) all of the fund's investment company taxable income for the taxable years ending on or prior to the day of the Combination; and (2) all of its net capital gains realized on or prior to that day (after reductions for any capital loss carryforward). The La Crosse Fund anticipates realigning its portfolio through sales of certain securities prior to the transaction as discussed below.

The consummation of the Combination is subject to the conditions set forth in the Plan, including approval by the La Crosse Fund's shareholders and receipt of an opinion of counsel regarding the Federal income tax consequences of the Combination. The Plan can be terminated at any time prior to the Combination by mutual agreement of the parties for any reason or if any required conditions in the Plan are not met. If the Combination is not approved by the La Crosse Fund's shareholders, the La Crosse Fund will continue to operate under its existing arrangements.

Description of Securities to be Issued

As a result of the Combination, each shareholder of record of the La Crosse Fund will become the record holder of that number of full and fractional shares of the Investors Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the La Crosse Fund. These calculations are made in accordance with the Plan as of the close of business on the day before the date that La Crosse Fund assets are exchanged for shares of the Investors Fund.

The La Crosse Fund is a series of a Wisconsin corporation and the Investors Fund is a series of a Massachusetts Business Trust. The significance of this difference is that, under Massachusetts laws, the shareholders of the Investors Fund may, under certain circumstances, be held personally liable for the Trust’s obligations. Mosaic Equity Trust, however, provides indemnification out of Trust property for any shareholder held personally liable for obligations of the Trust. Thus, the risk of a Mosaic shareholder incurring direct financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the Investors Fund itself would be unable to meet is obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts. There are no other material differences between what your significant shareholder rights would be as a shareholder of the La Crosse Fund compared with being a shareholder of the Investors Fund.

Reasons for the Combination

Your Directors, including the Directors who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have approved the Plan and the Combination after concluding that it is in the interests of La Crosse Fund shareholders for the Combination to take place.  The Directors of the La Crosse Fund are submitting the Plan and Combination for your approval.

Why have your Directors reached these conclusions?

North Central Trust Company ("NCTC"), which has approximately $1.1 billion of trust assets as of the date of this document, is the parent company of La Crosse Advisers, L.L.C. ("La Crosse Advisers"), the investment advisor to the La Crosse Fund. NCTC has determined that it no longer wishes to support a stand-alone mutual fund structure for the relatively small share of its trust client assets for which it currently supports (approximately 8% of its trust client assets are invested in the La Cross Fund). NCTC and La Crosse Advisers believe that combining the La Crosse Fund with another mutual fund would allow fund expenses to be divided over a larger shareholder asset base while still allowing for investment by shareholders in a similar style. To implement the mutual fund combination, NCTC and La Crosse Advisers selected Mosaic Funds and Madison.

In light of these developments, the La Crosse Fund Directors considered a number of factors.  The following are the primary factors considered by the Board:

Strong past performance.

While both the La Crosse and Investors Funds invest in the same types of securities and have similar, though not identical, investment objectives, the Investors Fund's performance was stronger to that of the La Crosse Fund since the La Crosse Fund's inception.  Furthermore, the Investors Fund has a proven track record since 1978 demonstrating consistency and adherence to well defined investment policy.

Depth of investment experience.

Madison and its subsidiaries manage over $6 billion in portfolios for a variety of clients as of the date of this document, including its Mosaic Funds mutual fund family. It has full teams of investment management professionals dedicated to both stock and fixed-income management. By joining the larger Mosaic Funds family, La Crosse Fund shareholders will enjoy this depth of investment experience.

Creating a larger pool of assets.

When combined with the Investors Fund, your investment will be part of a larger pool of assets than under the La Crosse Fund.  As part of a larger fund, efficiency of management will allow total fund expenses to remain competitive and, in fact, be reduced. By remaining a solitary fund with uncertain future asset growth potential, it will become more difficult to achieve the fund's investment objectives if, in fact, circumstances require expenses to increase in the future. The combination will create a larger fund that benefits from certain economies of scale and will eliminate various expense-related duplications.

In light of these unique circumstances, your Directors decided to approve the Plan and Combination of the La Crosse Fund with the Investors Fund and submit the Plan for Shareholder approval.

Related Transaction

If the Combination is approved, La Crosse Advisers, the investment advisor to the La Crosse Fund will sell its goodwill and certain other assets it owns related to its management of the La Crosse Fund to Madison, the parent company of Mosaic Funds ("Madison"), and along with its parent, North Central Trust Company, will enter into a non-compete agreement with Madison in exchange for a one-time cash payment from Madison to La Crosse Advisers.

Federal Income Tax Consequences

The Combination is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the Combination qualifies for this treatment, neither the Investors Fund, the La Crosse Fund nor the shareholders of either fund would recognize taxable gain or loss as a result of the Combination. The aggregate tax basis of the Investors Fund shares that you receive will be the same as the aggregate tax basis of the La Crosse Fund shares that you exchange for them. Likewise, the holding period of the Investors Fund shares that you receive will include the period during which you held the La Crosse Fund shares that you exchanged for them. In addition, the holding period and the tax basis of the assets of the La Crosse Fund in the hands of the Investors Fund as a result of the Combination will be the same as in the hands of the La Crosse Fund immediately prior to the Combination. You will recognize income when you receive any net investment income or net capital gain from the La Crosse Fund that is distributed by the La Crosse Fund prior to the Combination.

As a condition to completing the Combination,each fund will receive an opinion of counsel that the Combination will qualify as a tax-free reorganization for Federal income tax purposes. You should separately consider any state, local or other tax consequences in consultation with your tax advisor, together with any additional Federal income tax-related issues. Opinions of counsel are not binding on the Internal Revenue Service or the courts.

Capitalization

The following table shows the capitalization as of December 31, 2001 of the La Crosse Fund and the Investors Fund individually and on a pro forma combined basis as of that date, giving effect to the proposed acquisition of the La Crosse Fund's net assets at market value:

	La Crosse Fund	Investors Fund	Adjustment	Investors Fund (Pro Forma for Combination)
Net Assets (in thousands)	$81,751,568	$30,526,477	$16,349	$112,261,696
Net Asset Value per share	$21.81	$18.61	--	$18.61
Shares outstanding	3,748,113	1,640,340	879	6,032,332

The adjustment reflects prepaid bluesky expenses representing an asset of the La Crosse Fund that are not reflected as an asset of the combined fund.

Portfolio Realignment Consequences

A substantial percentage of the La Crosse Fund’s investment portfolio represents appropriate investments for the Investors Fund. However, the Investors Fund’s managers anticipate that some of the securities held by the La Crosse Fund will need to be sold prior to the Combination because they do not represent the securities of companies that the Investors Fund would own based on current market conditions. Some of these stocks have unrealized capital gains that would be realized when they are sold. These gains would be distributed to you before the Combination as taxable capital gains to the extent they are not offset by any realized losses. As of June 28, 2002, the La Crosse Fund had unrealized capital gains of approximately $2.6 million. However, it is very unlikely that all gains will be realized prior to the Combination.

Federal tax law sometimes restricts the amount of deductions attributable to loss carryovers when two companies combine their assets, depending on the amount of assets, losses and other factors. As of the date of this document, it does not seem likely that any restrictions would apply. However, it is still possible that the combined fund may not be able to carry over some of the Investors Fund’s losses that were realized before the Combination.

Information About the Investors Fund

A complete copy of Mosaic Equity Trust's prospectus dated May 1, 2002 and Annual Report dated December 31, 2001 are enclosed with this document for your review. They are incorporated by reference into this document. Please refer to them for information regarding the Investors Fund.

Information About The La Crosse Fund

A complete copy of La Crosse Fund's prospectus dated February 28, 2002 and most recent financial statements are enclosed with this document for your review. They are incorporated by reference into this document. Please refer to them for information regarding the La Crosse Fund.

The November 12, 2001 audit report of the La Crosse Fund was prepared by Arthur Andersen LLP, independent auditors, as stated in the most recent Annual Report. After reasonable efforts, the La Crosse Fund has been unable to obtain written consent of Arthur Andersen LLP to incorporate such audit report by reference in this registration statement. Because Arthur Andersen LLP has not consented to the inclusion of their report as described above, participants in the Combination may not be able to assert a claim against or obtain a recovery from Arthur Andersen LLP under Section 11 of the Securities Act for any untrue statements of a material fact contained in the audit report prepared by Arthur Andersen LLP and related financial statements, or any omissions to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Voting Information

Who is requesting your proxy?

This document is furnished in connection with a solicitation of proxies by the Board of Directors of the La Crosse Fund. The proxies will be used at the Special Meeting of Shareholders of your fund, to be held at its offices at 311 Main Street, La Crosse, Wisconsin, on August 23, 2002, at 12:00 noon and at any adjournments of the meeting.

Although your Directors are soliciting your proxy vote, when the prospectus speaks about "we" or "us", it refers to the manager of the Investors Fund: Mosaic Funds.

Who will receive this solicitation?

This document, along with a Notice of the Meeting and a proxy card, will be mailed to shareholders on or about August 2, 2002. (We may send follow-up copies by overnight delivery or facsimile.) Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any of its adjournments. The holders of a majority of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

How will your proxy be voted?

If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the named proxies will vote the shares represented by the proxy in accordance with the instructions marked.

Unmarked proxies will be voted FOR the proposed Combination and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Since shares represented by "broker non-votes" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against the Combination.

Can a proxy be revoked?

A proxy may be revoked at any time before the Meeting by written notice to the Secretary of the La Crosse Fund, 311 Main Street, La Crosse, Wisconsin 54602 (888-661-7600) or by appearing at the meeting in person. Unless revoked, all valid proxies will be voted as specified by you or, if you do not make any specifications, for approval of the Plan and the Combination.

Will anyone solicit proxies?

As the meeting date nears, representatives of the La Crosse Fund may contact you by telephone to encourage you to complete and return your proxy or to determine if you will be attending the Meeting. No one will be compensated for doing so.

Who is paying for this proxy solicitation?

La Crosse Advisers, L.L.C. is bearing all expenses of this proxy solicitation. Neither fund nor any of their shareholders will pay any proxy solicitation costs.

What vote is required to approve the Combination?

Approval of the Combination will require the affirmative vote of more than 50% of the outstanding voting securities of the La Crosse Fund. Fractional shares outstanding are entitled to a proportionate share of one vote. The holders of a majority of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

In the event that sufficient votes to approve the Plan are not received by August 23, 2002, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require more votes cast in favor than against such adjournment. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting.

Appraisal Rights

If the Plan is approved at the Meeting, shareholders of the La Crosse Fund will have the right to dissent and obtain payment of fair value for their La Crosse Fund shares in accordance with the Wisconsin Business Corporation Law and the 1940 Act. For these purposes, "fair value" means the value of the La Crosse Fund shares immediately before the closing of the Combination. However, the exercise of appraisal rights is subject to the "forward pricing" requirements of Rule 22c-1 under the 1940 Act, which supersedes contrary provisions of state law. Accordingly, shareholders have the right to redeem their La Crosse Fund shares at net asset value until the closing date of the Combination. After the Combination, shareholders of the La Crosse Fund will hold shares of the Investors Fund, which may also be redeemed at net asset value. Because the 1940 Act governs redemption of fund shares in the La Crosse Fund and Investors Fund, further information about dissenter's rights under the Wisconsin Business Corporation Law is not provided, but is available upon request without charge from the La Crosse Fund by calling toll free 888-661-7600. You may wish to consult your tax advisor as to any differing consequences of redeeming your fund shares prior to the Combination or exchanging such shares in the Combination.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the La Crosse Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

The votes of any current shareholders of the Investors Fund are not being solicited and are not required to carry out the Combination.

The Board of Directors of the La Crosse Fund, including the "non-interested" Directors, recommends approval of the Combination, and any unmarked proxies without instructions to the contrary will be voted in favor of approval of the Combination.

What is the record date and number of outstanding shares?

As of June 28, 2002, (the "Record Date"), there were 3,488,755.387 outstanding shares of beneficial interest of the La Crosse Fund.

Controlling Shareholders, Large Shareholders and Holdings of Trustees and Officers of the Trust as of the Record Date

North Central Trust Company ("NCTC"), 311 Main Street, La Crosse, WI 54602, may be considered a beneficial owner for securities law purposes of 99.7% of the La Crosse Fund's outstanding shares because it holds such shares on behalf of certain trusts, plans and other entities. However, with respect to such shares, NCTC will divest itself of all decision-making authority with respect to the Combination and Special Meeting by engaging the services of an independent fiduciary.

Mitra & Co, fbo 64, P.O. Box 2977, Milwaukee, WI 53201 owns 6% of the Investors Fund as of the Record Date, while the brokers Charles Schwab & Co. (101 Montgomery Street, San Francisco, CA 94104) and National Investors Services Corp. (55 Water Street, FL 32, New York, NY 10041) own 7% and 6%, respectively, of the Investors Fund in an omnibus account for the exclusive benefit of their respective customers.

As of the Record Date, the officers and Directors of the La Crosse Fund beneficially owned as a group less than 1% of the outstanding shares of the La Crosse Fund and the officers and Trustees of the Investors Fund owned as a group less than 5% of the Investors Fund.

Other Matters

The Directors of the La Crosse Fund know of no other matters to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxy cards that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the best judgment of the persons named as proxies.

Deadline for Submitting Shareholder Proposals at Next Special Meeting

As a series of a Wisconsin corporation, the La Crosse Fund is not required to hold shareholder meetings on a regular basis. Accordingly, the La Crosse Fund does not intend to hold such meetings unless required to do so under the 1940 Act. The deadline for submitting shareholder proposals for inclusion in the proxy statement and form of proxy for the next special meeting of shareholders of the La Crosse Fund is a reasonable time before the La Crosse Fund begins to print and mail its proxy materials. Shareholders should be aware, however, that unless certain federal rules are complied with, the mere submission of a proposal to the La Crosse Fund does not guarantee that it will be considered at the next meeting of shareholders. Other than the meeting described in this document, no special meetings are currently being contemplated.

August 2, 2002

APPENDIX

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 28th day of June, 2002, by and among Mosaic Equity Trust, a Massachusetts business trust (the "Trust"), 550 Science Drive, Madison, Wisconsin 53711, with respect to its Investors Fund series (the "Acquiring Fund"), Madison Mosaic, LLC, a Wisconsin limited liability company and the investment advisor for the Acquiring Fund, 550 Science Drive, Madison, Wisconsin 53711 ("Mosaic Funds") and La Crosse Funds, Inc., a Wisconsin corporation (the "Company"), 311 Main Street, La Crosse, Wisconsin 54602, with respect to its La Crosse Large Cap Stock Fund series (the "Selling Fund").

All references in this Agreement to action taken or to be taken by the Selling Fund or the Acquiring Fund shall be deemed to refer to action taken or to be taken by the Company and the Trust, on behalf of their respective portfolio series identified herein as the Selling Fund or Acquiring Fund, as the case may be.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 (a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Selling Fund of substantially all of the assets of the Selling Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, no par value per share, of the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund and the distribution, after the Reorganization Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Company is an open-end, registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), of which the Selling Fund is a series, and the Trust is an open-end, registered investment company under the 1940 Act, of the management type, of which the Acquiring Fund is a series;

WHEREAS, the Selling Fund is authorized to issue shares of its common stock and the Acquiring Fund is authorized to issue shares of beneficial interest;

WHEREAS, the Trustees of the Trust have determined that the exchange of substantially all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain stated liabilities by the Acquiring Fund on the terms and conditions hereinafter set forth is in the interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Directors of the Selling Fund has determined that the exchange of substantially all of the assets of the Selling Fund in exchange for the Acquiring Fund Shares and the assumption of certain stated liabilities by the Acquiring Fund, on the terms and conditions hereinafter set forth, is in the interests of the Selling Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1 The Exchange. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer substantially all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's net assets transferred hereunder computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one Acquiring Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2 and (ii) to assume certain stated liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Reorganization Date").

1.2 Assets to be Acquired. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property including without limitation all cash, securities, commodities and futures interests, dividends and interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Reorganization Date. The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements that contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities, purchase and redemption of shares of the Selling Fund, and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. If it is determined at any time prior to the Reorganization Date that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Reorganization Date. In addition, prior to the Reorganization Date, the Selling Fund, at the request of the Acquiring Fund, will use its best efforts to dispose of any securities identified by the Acquiring Fund that the Acquiring Fund may not hold in accordance with its investment objectives, policies and restrictions. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would have a material adverse effect upon the Selling Fund's shareholders.

1.3 Liabilities to be Assumed. The Selling Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Reorganization Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared by the Selling Fund's administrator and approved by La Crosse Advisers, L.L.C., the Selling Fund’s investment advisor as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

1.4 Liquidation and Distribution. On, or as soon as practicable after the Reorganization Date (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Reorganization Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1 and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. The Acquiring Fund shall cause its transfer agent to transfer such Acquiring Fund Shares to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders, the records of which, together with share balances on the Reorganization Date in accordance with paragraph 3.4, the Selling Fund shall have caused its transfer agent to provide to the Acquiring Fund’s transfer agent, including the pro rata number of the Acquiring Fund Shares due each Selling Fund Shareholder. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange, but nothing herein prevents the Acquiring Fund from issuing certificates to its shareholders thereafter.

1.5 Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund, as maintained by the Acquiring Fund's transfer agent. Whole or fractional shares of the Acquiring Fund will be issued in the manner described in the Registration Statement to be distributed to the Selling Fund Shareholders as described in paragraph 5.7.

1.6 Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the name of a Selling Fund Shareholder shall, as a condition of such issuance and transfer, be paid by such other person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 Reporting Responsibility. Any reporting responsibility of the Selling Fund pursuant to applicable law is and shall remain the responsibility of the Selling Fund up to and including the Reorganization Date and such later date on which the Selling Fund is deregistered as provided in paragraph 1.8.

1.8 Termination and Deregistration. The business of the Selling Fund shall be wound up, and the Company shall be dissolved as a Wisconsin corporation and deregistered as an investment company under the 1940 Act, promptly following the Liquidation Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1 Valuation of Assets. The value of the Selling Fund's net assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day immediately preceding the Reorganization Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Selling Fund's current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties in writing.

2.2 Valuation of Shares. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties in writing.

2.3 Shares to be Issued. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by dividing the value of the net assets of the Selling Fund as determined in accordance with paragraph 2.1, by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4 Determination of Value. All computations of value made by the Selling Fund and the Acquiring Fund shall be made in accordance with the respective fund’s regular practice and procedures for computing net asset value or such other valuation procedures as shall be mutually agreed upon by the parties in writing.

ARTICLE III

CLOSING AND REORGANIZATION DATE

3.1 Date of Reorganization. The Reorganization Date shall be August 26, 2002 or as soon thereafter as is reasonably practical. All acts taking place at such closing (the "Closing") shall be deemed to take place simultaneously as of the close of business on the Reorganization Date unless otherwise provided. The Closing shall be held as of 4:00 o'clock p.m. at the offices of Mosaic Funds, 550 Science Drive, Madison, WI 53711, or at such other time and/or place as the parties may mutually agree.

3.2 Custodian's Certificate. The Selling Fund shall cause its custodian, North Central Trust Company (the "Custodian"), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash, and all other assets transferred hereunder have been delivered in proper form to the Acquiring Fund on the Reorganization Date and (b) all necessary taxes including all applicable Federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities hereunder.

3.3 Effect of Suspension in Trading. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Reorganization Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4 Transfer Agent's Certificate. The Selling Fund shall cause its transfer agent, Sunstone Financial Group, Inc., to deliver at the Closing a certificate of an authorized officer of the transfer agent stating that the transfer agent's records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund (directly or through its transfer agent, U.S. Bancorp Fund Services, LLC) shall issue and deliver a confirmation to the Secretary of the Company evidencing the Acquiring Fund Shares to be credited to the Selling Fund Shareholders on the Reorganization Date, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund Shareholders' accounts on the books of the Acquiring Fund as contemplated hereby. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations of the Selling Fund. The Company, on behalf of the Selling Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Company is a Wisconsin corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin (for purposes of this representation, "good standing" means the Company has filed its most recent Annual Report with the Wisconsin Department of Financial Institutions and has not filed Articles of Dissolution as of the date hereof and the Reorganization Date);

(b) The Selling Fund is a series of the Company, and the Company is a registered investment company under the 1940 Act, classified as a management company of the open-end type and such registration with the Securities and Exchange Commission (the "Commission") is currently, and shall be as of the Reorganization Date, in full force and effect;

(c) The current prospectus and statement of additional information of the Selling Fund, including information incorporated by reference therein, conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended, (the "1933 Act") and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) The Selling Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Fund is a party or by which it is bound, except as set forth in Schedule 4.1(d);

(e) The Selling Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to it prior to the Reorganization Date, except as provided in paragraph 6.4;

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund, La Crosse Advisers, L.L.C., or North Central Trust Company, or any of their properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings or investigations and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The financial statements of the Selling Fund at October 31, 2001 have been audited by Arthur Andersen LLP, certified public accountants.  They are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such dates, and there are no known contingent liabilities of the Selling Fund as of such dates not disclosed therein;

(h) Since October 31, 2001, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change;

(i) The Selling Fund has furnished to the Acquiring Fund a semi-annual report as of March 31, 2002, in accordance with generally accepted accounting principles consistently applied, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

(j) As of the date hereof, and as of the Reorganization Date, all Federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and to the best of the Selling Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) Since its inception date, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company;

(l) All issued and outstanding shares of the Selling Fund are, and at the Reorganization Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund, except to the extent otherwise provided in Section 180.0622(2)(b) of the Wisconsin Statutes. All of the issued and outstanding shares of the Selling Fund will, at the time of the Reorganization Date, be held of record by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares, nor does it have outstanding any security convertible into any of the Selling Fund shares;

(m) At the Reorganization Date, the Company will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and, subject to shareholder approval, full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto;

(n) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company and the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(o) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The proxy statement of the Selling Fund to be included in the Registration Statement referred to in paragraph 5.7, insofar as it relates to the Company or the Selling Fund, as of the effective date of the Registration Statement and the Reorganization Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(q) Except as set forth on a closing schedule and accepted by the Acquiring Fund, on the Valuation Date no assets of the Selling Fund have been valued using fair value principles, and all such assets have been valued using readily available market quotations within the meaning of the 1940 Act.

4.2 Representations of the Acquiring Fund. The Trust, on behalf of the Acquiring Fund, and Mosaic Funds represent and warrant, jointly and severally, to the Selling Fund as follows:

(a) The Trust is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.

(b) The Acquiring Fund is a separate investment series of the Trust, and the Trust is registered as an investment company under the 1940 Act classified as a management company of the open-end type and such registration with the Commission is currently, and shall be as of the Reorganization Date, in full force and effect;

(c) The current prospectus and statement of additional information of the Acquiring Fund, including information incorporated by reference therein, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

(e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund, Mosaic Funds or Madison Investment Advisors, Inc. or any of their properties or assets which, if adversely determined, would materially and adversely affect their financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings or investigations and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

(f) The financial statements of the Acquiring Fund at December 31, 2001 have been audited by Deloitte & Touche LLP, certified public accountants. They are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein;

(g) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

(h) The Acquiring Fund shall furnish to the Selling Fund its Semi-Annual Report as of June 30, 2002, in accordance with generally accepted accounting principles consistently applied, and all known contingent liabilities of the Acquiring Fund as of such date shall be disclosed therein;

(i) As of the date hereof, and as of the Reorganization Date, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due or provision shall have been made for the payment thereof and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) Since its inception, the Acquiring Fund has met the requirements, and intends to meet the requirements in each subsequent fiscal year, of Subchapter M of the Code for qualification and treatment as a regulated investment company;

(k) All issued and outstanding Acquiring Fund Shares are, and at the Reorganization Date will be, (i) duly and validly issued and outstanding, fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances described in the Registration Statement, be held personally liable for obligations of the Acquiring Fund) and (ii) offered for sale and sold in conformity with all applicable federal and state securities laws, including the registration provisions thereof. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor does it have outstanding any security convertible into any Acquiring Fund Shares;

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust and the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(m) The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Reorganization Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances described in the Registration Statement, be held personally liable for obligations of the Acquiring Fund);

(n) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

(o) Any filing with the Securities and Exchange Commission (including without limitation, the Registration Statement) with respect to the transactions contemplated hereby, will, on its respective effective date and the Reorganization Date, conform in all material respects to the requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder, and insofar as it relates to the Trust or the Acquiring Fund, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(p) Except as set forth on a closing schedule and accepted by the Selling Fund, on the Valuation Date no assets of the Acquiring Fund have been valued using fair value principles, and all such assets have been valued using readily available market quotations within the meaning of the 1940 Act; and

(q) On the Reorganization Date, neither the Acquiring Fund nor the Mosaic Funds will be aware of any liability or expense of the Acquiring Fund that is not reflected in the computation of net asset value of the Acquiring Fund under paragraph 2.2, and such computation is in accordance with generally accepted accounting principles consistently applied and the 1940 Act.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

5. 1 Operation in Ordinary Course. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Reorganization Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and other distributions necessary or desirable to avoid federal income or excise taxes, including the dividend and distribution of the Selling Fund set forth in paragraph 8.5.

5.2 Approval of Shareholders. The Selling Fund will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 Investment Representation. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 Additional Information. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests, and the Selling Fund is lawfully permitted to provide, concerning the beneficial ownership of the Selling Fund shares.

5.5 Further Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Reorganization Date.

5.6 Statement of Earnings and Profits. As promptly as practicable, but in any case within sixty days after the Reorganization Date, the Selling Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for Federal income tax purposes which will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Selling Fund's Treasurer.

5.7 Preparation of Registration Statement and Proxy Materials. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Selling Fund (the "Registration Statement"). The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. The Trust shall provide the Company copies of the Registration Statement and all amendments or supplements thereto prior to filing and allow the Company to comment thereon prior to any filing. The Trust shall use all reasonable efforts to have the Commission declare the Registration Statement effective as promptly as practicable after the filing thereof. The Trust shall not amend, supplement, or modify any information contained in the Registration Statement and received from the Selling Fund with respect thereto without the prior consent of the Selling Fund. The Trust shall also take all action required by applicable law in connection with the issuance of the Acquiring Fund Shares. Each party will provide the other party with the materials and information necessary to prepare the proxy statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 Press Releases. Until the Reorganization Date, the Selling Fund and the Acquiring Fund shall not make any public statement or issue any press release with respect to this Agreement or the transactions contemplated hereby without first consulting with each other, except as may be required by law.

5.9 No Prejudicial Conduct. Neither the Selling Fund nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with the desire of the parties to qualify the Reorganization as, or results in the failure of the Reorganization to qualify as, a reorganization within the meaning of Section 368(a)(1) of the Code.

5.10 Notices and Approvals. The Acquiring Fund agrees to use all reasonable efforts to give the notices and obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, state Blue Sky and all other applicable securities laws in order to continue its operations after the Reorganization Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Reorganization Date, and, in addition thereto, the following further conditions:

6.1 Representation Letter. All representations, covenants and warranties of the Trust, on behalf of the Acquiring Fund, and Mosaic Funds contained in this Agreement shall be true and correct as of the date hereof and as of the Reorganization Date with the same force and effect as if made on and as of the Reorganization Date, and the Acquiring Fund shall deliver to the Selling Fund a statement executed in its name by each of the Trust and Mosaic Funds' President or Vice President and its respective Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Selling Fund and dated as of the Reorganization Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request; and

6.2 Legal Opinion. The Selling Fund shall have received opinions from Dewitt Ross & Stevens S.C. and/or Sullivan & Worcester, LLP, counsel to the Acquiring Fund, dated as of the Reorganization Date, in form and substance reasonably satisfactory to the Selling Fund and its counsel, to the effect that:

  The Trust is an unincorporated voluntary association, validly existing under Massachusetts law, that has made all filings required to be made by a voluntary association under Chapter 182 of the Massachusetts General Laws, and the Acquiring Fund is a series portfolio of the Trust;
  The Trust is duly qualified to do business as a foreign trust or association in each jurisdiction in which the nature of the business transacted by it requires such qualification, except where the failure to be so qualified is not likely to have a material adverse effect on the business or properties of the Acquiring Fund;
  The Acquiring Fund has the power to own its properties and assets and to carry on its business as now conducted;
  The execution, delivery and performance of this Agreement and the other documents, agreements or transactions to be executed, delivered or performed by the Acquiring Fund, as contemplated by this Agreement, have been, or prior to such execution, delivery or performance will have been, duly authorized by all necessary action on the part of the Trust and the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;
  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;
  The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Reorganization Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances described in the Registration Statement, be held personally liable for obligations of the Acquiring Fund).
  The Acquiring Fund is a separate investment series of the Trust, and the Trust is registered as an investment company under the 1940 Act classified as a management company of the open-end type and such registration with the Commission is in full force and effect.
  To the knowledge of counsel, no consent, approval, authorization, or order of any court or governmental authority of the United States or any State thereof is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, 1940 Act, state securities laws, and any other applicable law.
  Except as otherwise disclosed to the Selling Fund and accepted by the Selling Fund, counsel has no knowledge of any litigation, administrative proceeding or investigation of or before any court or governmental body presently pending or to its knowledge threatened against the Acquiring Fund or its investment adviser or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. Further, Counsel has no knowledge of any facts that might form the basis for the institution of such proceedings, nor does it have knowledge that the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

Counsel takes no responsibility for the correctness or completeness of statements made or included by the Trust or Acquiring Fund in the Registration Statement and exhibits thereto. In the course of preparation thereof by the Trust or the Acquiring Fund, however, counsel participated in various conferences with certain officers of, and with internal general counsel to the Trust and the Acquiring Fund, and with representatives and counsel for the Company and the Selling Fund. Nothing has come to the attention of counsel in the course of such conferences or otherwise in the course of its representation of the Trust or Acquiring Fund which gives it reason to believe that the Registration Statement, as of the time it became effective or as of the Reorganization Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Trust or Acquiring Fund, or necessary to make statements therein regarding the Trust or Acquiring Fund, in light of the circumstances under which they were made, not misleading. Counsel expresses no opinion or belief as to the financial statements, financial data, or statistical data or information regarding the Company or the Selling Fund set forth in (or incorporated by reference in) the Registration Statement and exhibits thereto.

The opinion shall also contain such assumptions and limitations as in the opinion of Acquiring Fund’s counsel shall be appropriate to the matters expressed therein and agreed to by the Selling Fund.

6.3 Amendment to Advisory and Services Agreements. The Trust shall have accepted, contingent on the consummation of the Reorganization, an amendment to Section 6 of the Investment Advisory Agreement between the Trust and Mosaic Funds and Madison Investment Advisors, Inc. dated July 31, 1996 (conformed July 24, 2000 to reflect matters affected by the passage of time) and an amendment to Section 4 of the Services Agreement between the Trust and Mosaic Funds dated July 31, 1996 (conformed July 24, 2000 to reflect matters affected by the passage of time) substantially in the forms attached to this Agreement as Appendix A.

6.4 No Termination Expenses. The Selling Fund shall not be subject to any penalties, fees, or other extraordinary expenses in connection with the Reorganization. The parties recognize that there may be penalties, fees, or other expenses in connection with the early termination of any contract (including the Selling Fund’s contract with Sunstone Financial Group, Inc.) or other obligation and that any such penalties, fees or expenses will be borne by La Crosse Advisors, L.L.C. or its affiliates (other than the Selling Fund). Nothing herein prevents the Selling Fund from continuing to make any payments in the ordinary course of business prior to the Reorganization Date (including customary transaction fees in the course of portfolio trading activity related to the Reorganization or otherwise) in accordance with its prior practice.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Reorganization Date and, in addition thereto, the following conditions:

7.1 Representation Letter. All representations, covenants and warranties of the Company, on behalf of the Selling Fund, contained in this Agreement shall be true and correct as of the date hereof and as of the Reorganization Date with the same force and effect as if made on and as of the Reorganization Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Reorganization Date a statement executed in its name by the Company’s President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and, dated as of the Reorganization Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request;

7.2 Assets and Liabilities. The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Reorganization Date, certified by the Treasurer of the Selling Fund; and

7.3 Legal Opinion. The Acquiring Fund shall have received an opinion from Kirkland & Ellis, counsel to the Selling Fund, dated as of the Reorganization Date, in form and substance reasonably satisfactory to the Acquiring Fund and its counsel, to the effect that:

  The Company is a Wisconsin corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin (for purposes of this opinion, "good standing" means the Company has filed its most recent Annual Report with the Wisconsin Department of Financial Institutions and has not filed Articles of Dissolution as of the date hereof and the Reorganization Date);
  The Company is duly qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business transacted by it requires such qualification, except where the failure to be so qualified is not likely to have a material adverse effect on the business or properties of the Selling Fund;
  The Selling Fund has the power to own its properties and assets and to carry on its business as now conducted;
  The Selling Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Company's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Fund is a party or by which it is bound, except as set forth in Schedule 4.1(d) to this Agreement;
  The execution, delivery and performance of this Agreement and the other documents, agreements or transactions to be executed, delivered or performed by the Selling Fund, as contemplated by this Agreement, have been, or prior to such execution, delivery or performance will have been, duly authorized by all necessary action on the part of the Company and the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;
  The Selling Fund is a separate series of the Company, and the Company is a registered investment company under the 1940 Act, classified as a management company of the open-end type and such registration with the Commission is in full force and effect.
  To the knowledge of counsel, no consent, approval, authorization, or order of any court or governmental authority of the United States or any State thereof is required for the consummation by the Selling Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, 1940 Act, state securities laws, and any other applicable law.
  Except as otherwise disclosed to the Acquiring Fund and accepted by the Acquiring Fund, counsel does not know of any litigation, administrative proceeding or investigation of or before any court or governmental body presently pending or to its knowledge threatened against the Selling Fund or its investment adviser or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. Further, Counsel does not know of any facts that might form the basis for the institution of such proceedings, nor does it have knowledge that the Selling Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
  The description in the Registration Statement with respect to the Company or the Selling Fund, insofar as they relate to statutes, legal and governmental proceedings, investigations, orders, decrees, or judgments of any court or governmental body and contracts and other documents are accurate in all material respects and fairly present the material required to be shown.

The opinion shall also contain such assumptions and limitations as in the opinion of Selling Fund’s counsel shall be appropriate to the matters expressed therein and agreed to by the Acquiring Fund.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE SELLING FUND

If any of the conditions set forth below do not exist on or before the Reorganization Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 Shareholder Approval. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Company’s Articles of Incorporation and By-Laws and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1;

8.2 1940 Act Regulatory Matters and Other Actions/Suits. On the Reorganization Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 Consents. Any required consents of other parties (including those of the Commission and including any necessary "no-action" positions of and exemptive orders from the Commission, if applicable) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions;

8.4 1933 Act Regulatory Matters. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness of the Registration Statement or transaction shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 Final Distributions. The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable years ending on or prior to the Reorganization Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all taxable years ending on or prior to the Reorganization Date (after reduction for any capital loss carryforward);

8.6 Tax Opinion. The parties shall have received a favorable opinion of DeWitt, Stevens & Ross, S.C. addressed to the Acquiring Fund and the Selling Fund, in form and substance reasonably satisfactory to the parties, substantially to the effect that for Federal income tax purposes:

  The transfer of substantially all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund followed by the distribution of the Acquiring Fund's shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;
  no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund;
  no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund;
  no gain or loss will be recognized by Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund;
  the aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization); and
  the tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

8.7 Representations by Interested Entities.

  The Acquiring Fund shall have caused Madison Investment Advisors, Inc. to deliver to the Selling Fund the written certificate of Madison Investment Advisers, Inc., executed in its name by its President and its Secretary or Treasurer, attesting to the accuracy of all representations and warranties made by the Acquiring Fund, the Trust and Mosaic Funds in this Agreement as of the Reorganization Date, and undertaking to indemnify the Selling Fund, the Company, and their respective directors, officers, employees, and affiliates (including the Selling Fund’s former directors and officers after the Reorganization Date) from and against any and all losses, claims, demands, damages, liabilities and expenses incurred by any such party (including reasonable attorney's fees and costs) as a result of any material breach or failure of the representations and warranties made by the Acquiring Fund, Mosaic Funds, or the Trust under this Agreement, or resulting from any willful misconduct or gross negligence by the Acquiring Fund, Mosaic Funds, or the Trust in the performance of their obligations hereunder.
  The Selling Fund shall have caused North Central Trust Company to deliver to the Acquiring Fund the written certificate of North Central Trust Company, executed in its name by its President and its Secretary or Treasurer, attesting to the accuracy of all representations and warranties made by the Selling Fund and the Company in this Agreement as of the Reorganization Date, and undertaking to indemnify the Acquiring Fund, the Trust, and their respective trustees, officers, employees, and affiliates from and against any and all losses, claims, demands, damages, liabilities and expenses incurred by any such party (including reasonable attorney's fees and costs) as a result of any material breach or failure of the representations and warranties made by the Selling Fund or Company under this Agreement, or resulting from any willful misconduct or gross negligence by the Selling Fund or the Company in the performance of their obligations hereunder.

ARTICLE IX

BROKERAGE FEES AND, EXPENSES, AND INDEMNIFICATION

9.1 No Commissions. The Acquiring Fund and the Selling Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein (not including customary transaction fees in the course of portfolio trading activity).

9.2 Expenses. All expenses of the transactions contemplated by this Agreement incurred by the Selling Fund will be borne by La Crosse Advisers, L.L.C (not including customary transaction fees in the course of portfolio trading activity related to the Reorganization or otherwise), while all expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund will be borne by Mosaic Funds, irrespective of whether such transactions are consummated.

9.3 Indemnification.

  To the extent permitted by applicable law, the Company agrees to indemnify and hold harmless the Acquiring Fund, the Trust, and their respective trustees, officers, employees, and affiliates from and against any and all losses, claims, demands, damages, liabilities and expenses incurred by any such party (including reasonable attorney’s fees and costs) as a result of any material breach or failure of the Selling Fund’s or Company’s representations and warranties under this Agreement, or resulting of any willful misconduct or gross negligence by the Selling Fund or the Company in the performance of their obligations hereunder.
  To the extent permitted by applicable law, the Trust agrees to indemnify and hold harmless the Selling Fund, the Company, and their respective directors, officers, employees, and affiliates from and against any and all losses, claims, demands, damages, liabilities and expenses incurred by any such party (including reasonable attorney’s fees and costs) as a result of any material breach or failure of the Acquiring Fund’s, or the Trust’s representations and warranties under this Agreement, or resulting of any willful misconduct or gross negligence by the Acquiring Fund or the Trust in the performance of their obligations hereunder.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 Entire Agreement. The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein, delivered pursuant hereto, or contained in the agreements provided for in paragraph 6.3, and that this Agreement and the agreements provided for in paragraph 6.3 constitute the entire agreement between the parties and supersedes any and all prior agreements, arrangements, and undertakings relating to the matters provided for herein.

10.2 Survival of Warranties. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 Termination. This Agreement may be terminated any time at or prior to the Reorganization Date by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Reorganization Date because:

(a) of a material breach by the other party of any representation, warranty or agreement contained herein to be performed at or prior to the Reorganization Date, if not promptly cured; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2 Damages. Other than as set forth in paragraphs 8.7 and 9.3, in the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund or the Selling Fund, the Company, the Trust, Mosaic Funds, or their respective directors, trustees or officers, to the other party or its directors, trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.2.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by overnight courier addressed to

The Acquiring Fund:

Mosaic Funds
550 Science Drive
Madison, Wisconsin 53711
Attention: Katherine L. Frank

or to the Selling Fund

La Crosse Funds, Inc.
311 Main Street
La Crosse, Wisconsin 54602
Attention: Kent Handel

Copy to:

Scott A. Moehrke Kirkland & Ellis
200 E. Randolph
Chicago, Illinois 60601-6636

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1 Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin except that the due authorization, execution and delivery of this Agreement, in the case of the Trust, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

14.4 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 Limitation of Liability. It is expressly agreed to that the obligations of the Selling Fund, the Company, the Acquiring Fund, and the Trust hereunder shall not be binding upon any of their respective trustees, directors, shareholders, nominees, officers, agents, or employees, personally, but with respect to the Acquiring Fund and the Trust, bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust, and with respect to the Selling Fund and the Company, bind only the Company property as provided for in the Company’s Articles of Incorporation and By-Laws. The execution and delivery of this Agreement has been authorized by the Trustees of the Trust and the directors of the Company, on behalf of the Acquiring Fund and Selling Fund, respectively, signed by their respective authorized officers, acting as such, and neither such authorization nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust and Company property as set forth in this paragraph 14.5. All persons dealing with the Acquiring Fund must look solely to the Trust property belonging to the Acquiring Fund for the enforcement of any claims against the Acquiring Fund. Nothing in this paragraph 14.5 shall affect the liability or obligations of Mosaic Funds, Madison Investment Advisors, Inc., La Crosse Advisers, L.L.C. or North Central Trust Company as specified in this Agreement.

APPENDIX A TO AGREEMENT AND PLAN OF REORGANIZATION

Amendment to Investment Advisory Agreement dated July 31, 1996 between Madison Mosaic, LLC and Madison Investment Advisors, Inc.
and Mosaic Equity Trust

Effective on the consummation of the merger between the La Crosse Large Cap Stock Fund and the Investors Fund series of the Trust, the first paragraph of Section 6 of the Agreement shall be and hereby is revised to reflect the permanent reduction of the management fee payable with respect to such series to read as follows:

    Compensation to the Advisor. For its services hereunder, the Trust shall pay to the advisor a management fee equal to three-quarters (0.75) percent per annum of the average daily net assets of each of the portfolios of the Trust other than the Investors Fund. As of this date, such management fee shall be payable hereunder with respect to the portfolios comprising the following series of shares: the Balanced Fund Shares, the Mid-Cap Fund Shares and the Foresight Fund Shares. With respect to the Investors Fund Shares, the Trust shall pay to the advisor a management fee equal to three-quarters (0.75) percent per annum of the first $100 million of average daily net assets of the portfolio and a fee equal to three-fifths (0.60) percent per annum of average daily net assets in excess of $100 million. Such fees shall be payable monthly as of the last day of the month and shall be the sum of the daily fees calculated as one-three hundred sixty-fifth (1/365), except in leap years one-three hundred sixty-sixth (1/366), of the annual fee based upon each portfolio's assets calculated for the day.

Amendment to Services Agreement dated July 31, 1996
between Madison Mosaic, LLC and Mosaic Equity Trust

Effective on the consummation of the merger between the La Crosse Large Cap Stock Fund and the Investors Fund series of the Trust, Section 4 of the Agreement shall be and hereby is amended to read as follows:

4. Compensation to MM-LLC. MM-LLC shall have no responsibility hereunder to bear at its own expense any costs or expenses of the Trust. The Trust shall pay to MM-LLC a fee per annum for all services provided to the Trust hereunder (including, by way of example and not limitation, transfer agency and shareholder service, portfolio and shareholder accounting, registration fees, audit and legal expenses). Such fee shall be calculated daily, based on the ending daily net assets of the applicable series of the Trust. Such fee shall be payable monthly as of the last day of the month and shall be the sum of the daily fees calculated as one-three hundred sixty-fifth (1/365), except in leap years one-hundred sixty-sixth (1/366), of the annual fee. Such fee is set forth below determined according to the level of net assets of the applicable series of the Trust. This fee may not be raised without approval by the Trust. MM-LLC may lower this fee at any time, which lower fee must be ratified by the Trustees. MM-LLC may not raise the fees hereunder without approval by a majority of the Independent Trustees. Nothing herein prevents MM-LLC from waiving any or all of this fee at any time.

Series	Fee in Basis Points
Mid-Cap Fund	50
Investors Fund	25 on the first $25 million of net assets
12 on the next $25 million
11 on all net assets over $50 million
Balanced Fund	45
Foresight Fund	50

In no event shall the above fee schedule relating to the Investors Fund series be amended to raise fees during the 18 months after the effective date of this amendment unless the net assets of the Investors Fund series falls below $60 million during such period.

La Crosse Large Cap Stock Fund - Proxy Card

Special Meeting of Shareholders – August 23, 2002

This proxy is solicited on behalf of the Directors of the La Crosse Funds, Inc. The undersigned hereby appoints Kent Handel and Mary Pietri, and each of them separately, proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below at the Special Meeting of Shareholders of the above referenced fund (the "Fund") to be held on August 23, 2002 at 311 Main Street, La Crosse, Wisconsin 54602 at 12:00 noon Central Daylight Time, and at any adjournments thereof (the "Meeting"), all of the shares of the Fund which the undersigned would be entitled to vote if the undersigned were personally present.

Every shareholder's vote is important! Vote this Proxy Card today!

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder whose name is signed herein. If you sign, date and return this proxy card but give no voting instructions, your shares will be voted for each proposal.

To vote, mark blocks below in blue or black ink as follows [x]

1. To approve the proposed Agreement and Plan of Reorganization and the transactions contemplated in the Plan.

[  ] YES [  ] NO [  ] ABSTAIN

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

[  ] YES [  ] NO [  ] ABSTAIN

These items are discussed in greater detail in the attached Prospectus. The Board of Directors of the La Crosse Funds fixed the close of business on June 28, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

If you attend the Meeting, you may vote your shares in person. Please complete, sign, date and return this proxy card in the enclosed envelope, which needs no postage if mailed in the United States, if you do not expect to attend the Meeting.

Note : Please sign exactly as name appears on this card. All joint owners should sign. When signing as an executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in partnership name.

_____________________________________ Date: August ______, 2002

Signature

Record date shares #######.###>

Account Number xxx-###########

Registration #############################, ##############################,

############################, ############################################

STATEMENT OF ADDITIONAL INFORMATION
Dated August 2, 2002

Acquisition of the Assets of
La Crosse Funds, Inc. Large Cap Stock Fund
By and in Exchange for Shares of
Mosaic Equity Trust Investors Fund
550 Science Drive
Madison, Wisconsin 53711
1-800-368-3195

This Statement of Additional Information, relating specifically to the proposed transfer of the assets of La Crosse Funds, Inc. Large Cap Stock Fund (the "La Crosse Fund") in exchange for shares of the Investors Fund series of shares of Mosaic Equity Trust is not a prospectus. A Prospectus dated the same date as this Statement of Additional Information relating to the above-referenced matter may be obtained from Mosaic Equity Trust at the address and phone number above. This Statement of Additional Information relates to and should be read in conjunction with such Prospectus.

This Statement of Additional Information incorporates by reference the following documents, a copy of each of which accompanies this Statement of Additional Information:

  The Prospectus of the La Crosse Fund dated February 28, 2002.
  The Prospectus of Mosaic Equity Trust dated May 1, 2002.
  The Statement of Additional Information of the La Crosse Fund dated February 28, 2002.
  The Statement of Additional Information of Mosaic Equity Trust dated May 1, 2002.
  The Annual Report of the La Crosse Fund dated October 31, 2001 and the Semi-Annual Report of the La Crosse Fund dated April 30, 2002
  The Annual Report of Mosaic Equity Trust dated December 31, 2001.

The November 12, 2001, audit report of the La Crosse Funds, Inc. is incorporated by reference in this Statement of Additional Information by reference therein to the La Crosse Fund's Annual Report dated October 31, 2001. Such audit report was prepared by Arthur Andersen LLP, independent auditors, as stated in such report. After reasonable efforts, the La Crosse Fund has been unable to obtain written consent of Arthur Andersen LLP to incorporate such audit report by reference in this Statement of Additional Information. Accordingly, no new or reissued consent of Arthur Andersen LLP to the incorporation of such report was filed with this registration statement in reliance upon Rule 437a under the Securities Act of 1933. Because Arthur Andersen LLP has not consented to the inclusion of their report hereto as described above, participants in the combination of the Mosaic Investors Fund and the La Crosse Large Cap Stock Fund may not be able to assert a claim against or obtain a recovery from Arthur Andersen LLP under Section 11 of the Securities Act for any untrue statements of a material fact contained in the audit report prepared by Arthur Andersen LLP and related financial statements, or any omissions to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Pro Forma Financial Statements as of December 31, 2001

The following represents the pro forma financial statements for the combination of the Mosaic Investors Fund and the La Crosse Large Cap Stock Fund described in the prospectus and proxy statement dated August 2, 2002.  The statements are presented as of the end of the last fiscal year of Mosaic Investors Fund, December 31, 2001 as if the two funds combined as of that date.

Pro Forma Financial Statements
December 31, 2001 (Unaudited)

Schedule of Investments (December 31, 2001)
	La Crosse Fund		Investors Fund		Pro Forma (Combined)
Security Name	Shares	Market Value	Shares	Market Value	Shares	Market Value
Abbot Labs#			14,805	825,379	14,805	825,379
AES Corporation#	8,000	130,800			8,000	130,800
Albertson's, Inc.*	53,000	1,668,970			53,000	1,668,970
Alcoa, Inc.	47,000	1,670,850			47,000	1,670,850
Allstate Corp.*	61,000	2,055,700			61,000	2,055,700
Alltel Corp.	33,000	2,037,090			33,000	2,037,090
Am Power Conversion+			72,855	1,053,483	72,855	1,053,483
Applied Materials, Inc.*	20,000	802,000			20,000	802,000
AVX Corp#	79,000	1,863,610			79,000	1,863,610
Bank of America Corp.*	33,000	2,077,350			33,000	2,077,350
Bank One Corp.*	58,000	2,264,900			58,000	2,264,900
Bristol Myers Squibb			18,735	955,485	18,735	955,485
Burlington Northern Santa Fe Corp.	57,000	1,626,210			57,000	1,626,210
Calpine Corp#	59,000	990,610			59,000	990,610
Cardinal Health, Inc.	20,000	1,293,200			20,000	1,293,200
ChevronTexaco Corp.	13,000	1,164,930			13,000	1,164,930
Cisco Systems, Inc.	60,000	1,086,600			60,000	1,086,600
Checkpoint Software+#			19,375	772,870	19,375	772,870
Citigroup Inc.	41,000	2,069,680			41,000	2,069,680
Compaq Computer#	29,000	283,040			29,000	283,040
ConAgra Foods, Inc.*	57,000	1,354,890			57,000	1,354,890
Dover Corporation			29,500	1,093,565	29,500	1,093,565
Eaton Corp.	19,000	1,413,790			19,000	1,413,790
El Paso Corp.*	36,000	1,605,960			36,000	1,605,960
Fannie Mae	25,000	1,987,500			25,000	1,987,500
Federated Dept Stores#	35,000	1,431,500			35,000	1,431,500
First Data Corp.	26,000	2,039,700			26,000	2,039,700
FleetBoston Financial Corp.	55,000	2,007,500			55,000	2,007,500
Ford Motor Co.	69,000	1,084,680			69,000	1,084,680
Freddie Mac			17,200	1,124,880	17,200	1,124,880
General Dynamics Corp.*	16,000	1,274,240			16,000	1,274,240
Intel Corp.	62,000	1,949,900			62,000	1,949,900
Interpublic Group#			44,145	1,304,043	44,145	1,304,043
Jabil Circuit, Inc.*	30,000	681,600			30,000	681,600
JP Morgan Chase#	53,000	1,926,550			53,000	1,926,550
Johnson & Johnson			13,435	794,009	13,435	794,009
Kimberly-Clark Corp.*	26,125	1,562,275			26,125	1,562,275
Kroger Company			44,350	925,585	44,350	925,585
Liberty Media Corp			71,340	998,760	71,340	998,760
Liz Claiborne			19,290	959,677	19,290	959,677
Markel Corp+			5,910	1,061,731	5,910	1,061,731
Martin Marietta Mat			15,580	726,028	15,580	726,028
MBNA Corporation			28,660	1,008,832	28,660	1,008,832
McDonald's Corp			40,000	1,058,800	40,000	1,058,800
Merck & Co., Inc.	11,000	646,800			11,000	646,800
Mercury General Corp			21,630	944,366	21,630	944,366
MetLife, Inc.	72,0000	2,280,960			72,000	2,280,960
MGIC Investment Corp			16,595	1,024,243	16,595	1,024,243
Micron Technology, Inc.*	38,000	1,178,000			38,000	1,178,000
Microsoft Corp.	26,000	1,722,500			26,000	1,722,500
Morgan Stanley Dean Witter & Co.	38,000	2,125,720	19,810	1,108,171	57,810	3,233,891
Pfizer, Inc.	20,000	797,000	29,545	1,177,368	49,545	1,974,368
Philip Morris Co. Inc.	30,000	1,375,500			30,000	1,375,500
Reliant Energy, Inc.	37,000	981,240			37,000	981,240
Safeway, Inc.+			26,055	1,087,796	26,055	1,087,796
SBC Communications Inc.	51,000	1,997,670			51,000	1,997,670
Scripps, Co.			11,195	738,870	11,195	738,870
Sears, Roebuck and Co.	40,000	1,905,600			40,000	1,905,600
Solectron Corp.*	66,000	744,480			66,000	744,480
Stilwell Financial			38,550	1,049,331	38,550	1,049,331
Target Corporation			22,060	905,563	22,060	905,563
Telephone & Data Sys#			11,750	1,054,563	11,750	1,054,563
Tenet Healthcare Corp.*	24,000	1,409,280			24,000	1,409,280
The Boeing Co.	31,000	1,202,180			31,000	1,202,180
The Home Depot, Inc.	29,000	1,479,290			29,000	1,479,290
The May Dept Stores#	39,000	1,442,220			39,000	1,442,220
Tyco International Ltd.*	37,000	2,179,300			37,000	2,179,300
U.S. Bancorp	107,000	2,239,510	48,000	1,004,640	155,000	3,244,150
United Technologies Corp.	24,000	1,551,120			24,000	1,551,120
Unitedhealth Group Inc.*	22,000	1,556,940			22,000	1,556,940
USX-Marathon Group	53,000	1,590,000			53,000	1,590,000
Verizon Communications	39,000	1,850,940			39,000	1,850,940
Viacom+			30,490	1,349,182	30,490	1,349,182
Washington Mutual, Inc.	43,000	1,406,100			43,000	1,406,100
Wells Fargo & Co.	48,000	2,085,600	29,235	1,270,261	77,235	3,355,861
Weyerhaeuser Co.*	23,000	1,243,840			23,000	1,243,840
Total Equity Securities		80,397,415		27,377,481		107,774,896
Government Obligations Fund***	613,222	613,222			613,222	613,222
Federal Trust for US Govt Obligations***	655,658	655,658			655,658	655,658
Repurchase Agreement Morgan Stanley Dean Witter and Company issued 12/31/01at 1.4% due 1/2/02, collateralized by $3,582,256 in US Treasury Notes due 4/30/02. Proceeds at maturity are 3,512,273 (cost $3,512,000)			3,512,000	3,512,000	3,512,000	3,512,000
Total Fixed-Income Securities		1,268,880		3,512,000		4,780,880
Total Investments		81,666,295		30,889,481		112,555,776
Cash and Receivables Less Liabilities (Note 1)		85,273		(363,004)		-294,080
Net Assets (Note 1)		81,751,568		30,526,477		112,261,696
Capital Shares Outstanding**		3,748,114		1,640,340		6,032,332
Net Asset Value Per Share		21.81		18.61		18.61

* These securities are expected to be sold prior to the Combination because they are not consistent with the investment objectives and policies of the Investors Fund as implemented by the Investors Fund's managers.

** Pro Forma (Combined) Capital Shares Outstanding reflects the Investors Fund's original 1,640,340 shares plus an additional 4,391,992 shares that would have been issued had the two funds been combined on December 31, 2001.

*** Cash management securities likely to be combined with repurchase agreement investment after Combination.

+ Non-income producing

# This security was sold in the ordinary course of portfolio management since December 31, 2001

See accompanying Notes to Pro Forma Financial Statements

Pro Forma Statement of Assets and Liabilities (unaudited, December 31, 2001)

	La Crosse Fund	Investors Fund	Adjustment (Note 1)	Pro Forma Investors Fund (Combined)
Assets
Investments, at value
Investment securities*	80,397,415	27,377,481	-	107,774,896
Short-term securities	1,268,880	3,512,000	-	4,780,880
Total investments	81,666,295	30,889,481	-	112,555,776
Cash	-	678	-	678
Receivables	12,349	-	-	12,349
Dividends and interest	132,961	11,853	-	144,814
Capital shares sold	-	23,571	-	23,571
Prepaid bluesky (Note 1)	16,349	-	-16,349	-
Total assets (Note 1)	81,827,954	30,925,583	-16,349	112,737,188

Liabilities
Fund Expenses Payable	76,386	-	-	76,386
Investment securities purchased	-	390,290	-	390,390
Capital shares redeemed	-	8,816	-	8,816
Total liabilities	76,386	399,106	-	475,492
NET ASSETS (Note 1)	81,751,568	30,526,477	-	112,261,696
CAPITAL SHARES OUTSTANDING (Note 1)	3,748,113	1,640,340	-879	6,032,332
NET ASSET VALUE PER SHARE	$ 21.81	$ 18.61	-	$ 18.61
*INVESTMENT SECURITIES, AT COST	$ 74,454,977	$ 25,020,076	-	$ 99,475,053

See Accompanying Notes to Pro Forma Financial Statements
Pro Forma Statement of Operations (unaudited, Year Ended December 31, 2001)
	La Crosse Fund	Investors Fund	Adjustment (Note 3)	Pro Forma Investors Fund (Combined)
INVESTMENT INCOME
Interest and dividend income	1,467,388	406,586	-	1,873,974
Other income	-	730	-	730
Total investment income	1,467,388	407,316	-	1,874,704
EXPENSES
Investment advisory fees	649,190	216,560	(42,164)	823,586
Transfer agent, administrative, registration and professional fees	341,398	115,499	(295,906)	160,991
Expense reimbursement	(130,792)	-	130,792	-
Total Expenses	859,796	332,059	(207,278)	984,577
NET INVESTMENT INCOME	607,592	75,257	207,278	890,127
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(2,094,881)	(1,078,295)	-	(3,173,176)
Change in net unrealized appreciation (depreciation) of investments	(7,933,130)	312,321	-	(7,620,809)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(10,028,011)	(765,974)	-	(10,793,985)
TOTAL INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,420,419)	(690,717)	207,278	(9,903,858)

Notes to Pro Forma Financial Statements of Mosaic Equity Trust

December 31, 2001 (unaudited)

1. Basis of Presentation

The Pro Forma Statement of Assets and Liabilities reflects the accounts of the La Crosse Fund and the Investors Fund as of December 31, 2001. The Pro Forma Statement of Operations reflects the accounts of the La Crosse Fund and the Investors Fund based on the Investors Fund’s fiscal year beginning January 1, 2001 and ended December 31, 2001. These statements have been derived from the La Crosse Fund's and the Investors Fund's books and records utilized in calculating daily net asset value at December 31, 2001. The Pro Forma Statement of Operations for the La Crosse Fund is calculated based on its fiscal year ended October 31, 2001, adding the final two months of calendar year 2001 and subtracting the final two months of calendar year 2000. The Combined Fund’s fiscal year will be the Investors Fund's fiscal year, i.e. the calendar year.

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of the La Crosse Fund in exchange for shares of the Investors Fund under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Investors Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization since such expenses will not be borne by either fund.  Prepaid bluesky expenses of $16,349 held by the La Crosse Fund are not reflected as an asset of the combined fund.   An adjustment for this item (and a correlating adjustment to pro forma shares) is reflected in the Pro Forma Statement of Assets and Liabilities.

The Pro Forma Statement of Assets and Liabilities and the Pro Forma Statement of Operations should be read in conjunction with the historical financial statements of the La Crosse Fund and the Investors Fund included or incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest

The pro forma net asset value per share assumes the issuance of shares of the Investors Fund that would have been issued at December 31, 2001, in connection with the proposed reorganization, had it occurred then.

3. Pro Forma Operations

(a) The Pro Forma Statement of Operations assumes the same rate of gross investment income for the investments of the Investors Fund and the La Crosse Fund. However, it is anticipated that some of the securities held by the La Crosse Fund prior to the proposed reorganization will be sold prior to the date of the reorganization. These securities are indicated on the Schedule of Investments. This may reduce gross investment income to the extent any of these securities paid greater dividends than the securities that will be purchased with the proceeds from their sales. In addition, as described in the prospectus, such sales may generate taxable capital gains that will be distributed to you before the reorganization occurs. Of course, some or all of such securities may be sold during the year if the reorganization is not approved.

(b) Assets of the La Crosse and Investors Funds are expected to retain their tax properties after the reorganization.   As of December 31, 2001, the Investors Fund had capital loss carryovers that could be used to offset realized gains. The La Crosse Fund had little or no such losses as of such date and it is not expected that any La Crosse Fund tax losses accrued prior to the reorganization would be lost or limited by operation of Internal Revenue Code Section 382. It is possible that a percentage of the Investors Fund’s losses may not be used until future years if such losses materially increase from their December 31, 2001 level. However, it is not expected that, for the Investors Fund’s fiscal year ending December 31, 2002, the Investors Fund will be limited in its use of available unused capital loss carryover by operation of Internal Revenue Code Section 381 (limiting use of losses to 50%).

(c) Pro Forma operating expenses reflect the investment advisory and administrative/service fees in effect for the applicable periods for the La Crosse and Investors Funds and the fees that would have been in effect had the fee reductions approved by the Trustees of the Investors Fund that are to be effective on the date of the reorganization had been in effect for the period. As a result, Pro Forma investment advisory fees are adjusted downward by approximately $42,164 to reflect the Pro Forma investment advisory fee expense ratio of 0.734% (based on the investment advisory fee schedule approved by the Investors Fund Trustees upon consummation of the reorganization and described in the Fee Table of the prospectus) and Pro Forma operating expenses (all expenses other than advisory fees) would be required to be adjusted downward by approximately $295,906 to reflect the Pro Forma "transfer agent, registration, administrative and professional fees" expense ratio of 0.143% (based on the services fee schedule approved by the Investors Fund Trustees upon consummation of the reorganization and described in the Fee Table of the prospectus), for total expense ratio of 0.877%. This decrease is reflected in the "adjustment" column in the Pro Forma Statement of Operations.  This decrease in expenses is due to the lower expenses that will be paid as a percentage of net assets by the Investors Fund after the proposed reorganization compared with the expenses paid separately by the La Crosse Fund and the Investors Fund prior to the reorganization and it was calculated based on the Pro Forma total net assets for the period then ended. The reduction is offset by an adjusting increase in Pro Forma net investment income.  Finally, as the combined fund's expense ratio will be lower than the individual funds prior to reorganization, no expense reimbursement of the type made by the La Crosse Fund is anticipated.  As such, the Pro Forma Statement of Operations reflects a $130,792 adjustment.